March 31, 2003

       Oppenheimer
       Discovery Fund



                                   Semiannual
                                     Report
                                     ------
                                   Management
                                  Commentaries



[GRAPHIC]

Fund Highlights
Performance Update
Investment Strategy Discussion
Financial Statements

"Oppenheimer Discovery Fund outperformed roughly two-thirds of its peers in the Lipper Small-Cap Growth fund category during a volatile period for small-cap growth stock investing." 1

                                                      [LOGO] OppenheimerFunds(R)
                                                         The Right Way to Invest

HIGHLIGHTS

Fund Objective
Oppenheimer Discovery Fund seeks capital appreciation.

Fund News
Laura Granger, a member of OppenheimerFunds' equity department's growth investment team and portfolio manager of Oppenheimer Emerging Growth Fund and Oppenheimer Emerging Technologies Fund, assumed management of the Fund in February 2003. Laura has established a distinguished record managing small-cap portfolios over the past 17 years by employing a growth investment style and disciplined process that focuses on identifying the best companies with the best managements and the best revenue, trading at the best valuations.

    CONTENTS

 1  Letter to Shareholders

 2  An Interview
    with Your Fund's
    Manager

 8  Financial
    Statements

31  Trustees and Officers




Cumulative Total Returns*
          For the 6-Month Period
          Ended 3/31/03

          Without      With
          Sales Chg.   Sales Chg.
---------------------------------
Class A     1.56%       -4.28%
---------------------------------
Class B     1.20        -3.80
---------------------------------
Class C     1.22         0.22
---------------------------------
Class N     1.42         0.42
---------------------------------
Class Y     1.72

---------------------------------
Average Annual Total Returns*
          For the 1-Year Period
          Ended 3/31/03

          Without      With
          Sales Chg.   Sales Chg.
---------------------------------
Class A   -27.06%      -31.25%
---------------------------------
Class B   -27.59       -31.21
---------------------------------
Class C   -27.57       -28.30
---------------------------------
Class N   -27.23       -27.96
---------------------------------
Class Y   -26.84

1. Lipper, Inc. Lipper rankings are based on total returns, but do not consider sales charges. The Fund's Class A shares ranked #127/441, #117/226 and #30/46 for the one-, five- and 10-year periods ended 3/31/03. Lipper ranking is for the Class A share class only; other classes may have different performance characteristics. Rankings are relative peer group ratings and do not necessarily mean that the fund had high total returns. Past performance is no guarantee of future results.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

*See Notes on page 6 for further details.

LETTER TO SHAREHOLDERS

Dear Shareholder,

It is nearly impossible to reflect on the past six months without thinking about the war with Iraq. We experienced a range of emotions in the days leading up to the war and especially as the media brought the war into our homes, as never before.
   At OppenheimerFunds, we face the difficult task of looking beyond the war to see its long-term impact, together with other factors, on the global economy, the financial markets and, in the end, your investment with us. It's a responsibility that we take very seriously and becomes our primary focus during uncertain times like these.
   It is our strong belief that investors can be well served by this professional insight and by the guidance provided by a financial advisor. In partnership with OppenheimerFunds, your financial advisor can help you navigate through this volatile and sometimes unpredictable environment. We encourage you to continue to work closely with your advisor to develop and implement an investment plan that fits your goals and risk tolerance.
   On our end, we continue to be the home to some of the most experienced and talented investment professionals in the industry. They remain focused on proven methods that drive informed, intelligent investment decisions. It is an approach we are proud of and one that has served investors well in a variety of market conditions.
   We've found that in good times and bad, the fundamental principles of investing remain key for financial success. These principles--investing according to your goals, diversifying your portfolio and benefiting from the value of professional investment advice--are simple ideas that have proven themselves over time, and, we believe, will prove themselves again.
   We thank you for your continued confidence in OppenheimerFunds and encourage you to visit our website, www.oppenheimerfunds.com, or speak with your advisor for up to date information on your investments and the markets.

Sincerely,
/S/ John V. Murphy
------------------
John V. Murphy
April 22, 2003

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow.


[PHOTO]
John V. Murphy
President
Oppenheimer
Discovery Fund



1  |  OPPENHEIMER DISCOVERY FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

Q


How would you characterize the Fund's performance during the six-month period that ended March 31, 2003?
A. The Fund delivered strong relative performance despite a challenging environment for the types of growth-oriented small-cap stocks in which we primarily invest. While we would obviously prefer to deliver positive returns for shareholders, we are pleased that the Fund outperformed its benchmark, the Russell 2000 Index and roughly two-thirds of its peer group, the Lipper Small-Cap Growth Fund category. 2

What made this such a challenging period for small-cap stocks?
Markets were battered during the period by conflicting economic and political forces. On the positive side, the U.S. economy showed signs of mild growth, while inflation and interest rates remained low. Prospects for a recovery drove stock prices sharply higher in late 2002, particularly in the more speculative areas of technology and telecommunications. On the negative side, corporate capital spending remained weak, which inhibited sustained earnings growth in the areas of technology and telecommunications. Consumer sentiment declined as well, which hurt many consumer-related businesses. Meanwhile, mounting geopolitical uncertainties sapped investor confidence and caused stocks prices to dip in 2003.
   The Fund's technology holdings delivered particularly strong performance during late October and November 2002, aided by good individual stock selections among software and consumer electronics companies. Performance also proved notably strong throughout the period among the Fund's consumer discretionary holdings. Although many companies in this area suffered from weakening levels of consumer spending, our stock selections delivered better-than-average returns.



[SIDEBAR]
Portfolio Manager
Laura Granger



2. The Fund's performance is compared to the Russell 2000 Index, which had a six-month return for the period ended 3/31/03 of 1.39%. For information on the Fund's Lipper results see the inside front cover of the report.

2  |  OPPENHEIMER DISCOVERY FUND

Top consumer-related contributors to the Fund's performance included retailers, such as Abercrombie & Fitch Co., and media firms, such as Getty Images, Inc. 3
   Of course, not all the Fund's holdings delivered strong returns. Biotechnology stocks suffered significant losses in late 2002 when investors turned to other industry areas in search of short-term growth. Since we allocated a greater-than-average percentage of the Fund's assets to promising biotechnology stocks, this trend undermined the Fund's performance. In addition, our investments in medical service companies also detracted from the period's returns.

What is the investment approach of the Fund's new management?
Since assuming management of the Fund in February 2003, we have been carefully reassessing each holding in light of our disciplined, bottom-up stock selection approach. Our general approach focuses on small-cap growth companies that exhibit leadership potential within their market sector. More specifically, we look for "under-followed" or "under-owned" companies that display a competitive advantage in their marketplace, rapidly accelerating earnings, sustainable growth rates, innovative products or services and proven ability to handle fast growth. To try to moderate the risks associated with small company stocks, we also diversify investments among a variety of high-potential companies in different industries.
   While this approach is generally consistent with prior management's growth-oriented, small-cap strategy, we place primary emphasis on the careful analysis of each company's underlying fundamentals. We believe that we can best serve our investors by identifying the best companies with the best managements and the best revenue and earnings growth prospects, trading at the best valuations. In our view, stocks in such companies are



[SIDEBAR]
"We believe that we can best serve our investors by identifying the best companies with the best managements and the best revenue and earnings growth prospects, trading at the best valuations."



3. The Fund's holdings and allocations are subject to change.

3  |  OPPENHEIMER DISCOVERY FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

likely to deliver above-average performance over the long term, regardless of short-term economic fluctuations and sector trends.

What is your outlook over the coming months?
Looking ahead, we see favorable prospects for the U.S. economy in general and small-cap growth stocks in particular. Although war worries have acted as a brake on market advances, business fundamentals have firmed in many industries, and appear poised for mild recovery in others. Broad economic indicators continue to show signs of gradual recovery, including improvements in industrial production and increases in manufacturing activity. In addition, many small-cap growth stocks are trading at historically low valuations, offering excellent potential for capital appreciation.
   On the other hand, geopolitical tensions and economic uncertainties are likely to inhibit sustained, sector-wide market advances for the foreseeable future. Rather, we see today's greatest investment opportunities among individual companies and stocks that are best positioned to capitalize on improving economic conditions. We believe our disciplined commitment to choosing investments one company and one stock at a time is well suited to this volatile market environment, making Oppenheimer Discovery Fund a continuing part of The Right Way to Invest.

Average Annual Total Returns with Sales Charge

For the Periods Ended 3/31/03 4

Class A
1-Year     5-Year    10-Year
------------------------------
-31.25%    -6.92%      3.71%

Class B              Since
1-Year     5-Year    Inception
------------------------------
-31.21%    -6.78%      3.31%

Class C              Since
1-Year     5-Year    Inception
------------------------------
-28.30%    -6.52%      0.55%

Class N              Since
1-Year     5-Year    Inception
------------------------------
-27.96%    N/A       -14.08%

Class Y              Since
1-Year     5-Year    Inception
------------------------------
-26.84%    -5.55%      4.51%

4. See Notes on page 6 for further details.

4  |  OPPENHEIMER DISCOVERY FUND

Top Ten Common Stock Holdings 6
-------------------------------------------------------------
Iron Mountain, Inc.                                      1.8%
-------------------------------------------------------------
Marvel Enterprises, Inc.                                 1.5
-------------------------------------------------------------
Take-Two Interactive Software, Inc.                      1.2
-------------------------------------------------------------
WebEx Communications, Inc.                               1.2
-------------------------------------------------------------
Cytyc Corp.                                              1.1
-------------------------------------------------------------
SonoSite, Inc.                                           1.1
-------------------------------------------------------------
Abercrombie & Fitch Co., Cl. A                           1.1
-------------------------------------------------------------
Pharmaceutical Resources, Inc.                           1.1
-------------------------------------------------------------
1-800-FLOWERS.com, Inc.                                  1.1
-------------------------------------------------------------
Arch Capital Group Ltd.                                  1.0

For up-to-date Top 10 Fund holdings, please visit www.oppenheimerfunds.com.

Top Five Common Stock Industries 6
-------------------------------------------------------------
Software                                                 7.7%
-------------------------------------------------------------
Health Care Equipment & Supplies                         6.6
-------------------------------------------------------------
Commercial Services & Supplies                           5.5
-------------------------------------------------------------
Health Care Providers & Services                         4.9
-------------------------------------------------------------
Pharmaceuticals                                          4.3


Sector Allocation 5

[PIE CHART]
o Information
   Technology     22.9%
o Health Care     21.7
o Consumer
   Discretionary  18.6
o Industrials     13.3
o Financials      11.1
o Energy           6.4
o Materials        2.5
o Consumer
   Staples         2.1
o Utilities        1.0
o Telecommuni-
   cation Services 0.4

5. Portfolio's holdings and allocations are subject to change. Percentages are as of March 31, 2003, and are based on total market value of common stock investments.
6. Portfolio's holdings and allocations are subject to change. Percentages are as of March 31, 2003, and are based on net assets.

5  |  OPPENHEIMER DISCOVERY FUND

NOTES

In reviewing performance and rankings, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.CALL OPP (1.800.225.5677) or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Class A shares of the Fund were first publicly offered on 9/11/86. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%. The Fund's maximum sales charge for Class A shares was lower prior to 4/4/91, so actual performance may have been higher.

Class B shares of the Fund were first publicly offered on 4/4/94. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 10/2/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 6/1/94. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

6  |  OPPENHEIMER DISCOVERY FUND

                                                            Financial Statements
                                                                      Pages 8-30

7  |  OPPENHEIMER DISCOVERY FUND

STATEMENT OF INVESTMENTS  March 31, 2003 / Unaudited

                                                    Market Value
                                    Shares            See Note 1
-----------------------------------------------------------------
 Common Stocks--87.6%
-----------------------------------------------------------------
 Consumer Discretionary--16.3%
-----------------------------------------------------------------
 Hotels, Restaurants & Leisure--4.0%
 Applebee's
 International, Inc.                117,600      $     3,297,504
-----------------------------------------------------------------
 Boyd Gaming Corp. 1                485,300            6,187,575
-----------------------------------------------------------------
 Cheesecake Factory,
 Inc. (The) 1                       150,000            4,840,500
-----------------------------------------------------------------
 Intrawest Corp.                    139,700            1,458,468
-----------------------------------------------------------------
 Panera Bread Co.,
 Cl. A 1                             70,000            2,134,300
-----------------------------------------------------------------
 Penn National
 Gaming, Inc. 1                     279,800            4,966,450
-----------------------------------------------------------------
 Ruby Tuesday, Inc.                 142,900            2,915,160
-----------------------------------------------------------------
 Shuffle Master, Inc. 1              25,000              503,775
-----------------------------------------------------------------
 Station Casinos, Inc. 1            181,400            3,829,354
                                                 ----------------
                                                      30,133,086

-----------------------------------------------------------------
 Household Durables--1.2%
 Beazer Homes
 USA, Inc. 1                         36,100            2,123,041
-----------------------------------------------------------------
 Hovnanian Enterprises,
 Inc., Cl. A 1                      124,400            4,298,020
-----------------------------------------------------------------
 M/I Schottenstein
 Homes, Inc.                         94,700            2,715,996
                                                 ----------------
                                                       9,137,057

-----------------------------------------------------------------
 Internet & Catalog Retail--1.4%
 1-800-FLOWERS.com,
 Inc. 1                           1,185,650            7,967,568
-----------------------------------------------------------------
 School Specialty, Inc. 1           164,600            2,924,942
                                                 ----------------
                                                      10,892,510

-----------------------------------------------------------------
 Leisure Equipment & Products--2.2%
 Action Performance
 Cos., Inc.                         154,700            3,271,905
-----------------------------------------------------------------
 Leapfrog
 Enterprises, Inc. 1                 91,800            2,188,512
-----------------------------------------------------------------
 Marvel
 Enterprises, Inc. 1                814,300           11,253,626
                                                 ----------------
                                                      16,714,043

-----------------------------------------------------------------
 Media--2.8%
 Getty Images, Inc. 1               282,395            7,754,567
-----------------------------------------------------------------
 Insight Communications
 Co., Inc. 1                        239,100            2,857,245

                                                    Market Value
                                     Shares           See Note 1
-----------------------------------------------------------------
 Media Continued
 Mediacom
 Communications
 Corp. 1                            510,600      $     4,493,280
-----------------------------------------------------------------
 Pixar, Inc. 1                      119,000            6,435,520
                                                 ----------------
                                                      21,540,612

-----------------------------------------------------------------
 Specialty Retail--4.3%
 Abercrombie &
 Fitch Co., Cl. A 1                 271,900            8,165,157
-----------------------------------------------------------------
 GameStop Corp. 1                   237,700            2,852,400
-----------------------------------------------------------------
 Genesco, Inc. 1                    131,800            1,874,196
-----------------------------------------------------------------
 Hot Topic, Inc. 1                  207,000            4,825,170
-----------------------------------------------------------------
 PetsMart, Inc. 1                   352,500            4,441,500
-----------------------------------------------------------------
 Pier 1 Imports, Inc.               179,000            2,838,940
-----------------------------------------------------------------
 Urban Outfitters, Inc. 1           117,000            2,632,500
-----------------------------------------------------------------
 Weight Watchers
 International, Inc. 1               99,600            4,586,580
                                                 ----------------
                                                      32,216,443

-----------------------------------------------------------------
 Textiles & Apparel--0.4%
 Reebok
 International Ltd. 1                90,700            2,979,495
-----------------------------------------------------------------
 Consumer Staples--1.9%
-----------------------------------------------------------------
 Food & Drug Retailing--1.4%
 Central European
 Distribution Corp. 1               150,000            3,393,000
-----------------------------------------------------------------
 Performance Food
 Group Co. 1                         70,000            2,146,200
-----------------------------------------------------------------
 United Natural
 Foods, Inc. 1                      200,000            5,100,000
                                                 ----------------
                                                      10,639,200

-----------------------------------------------------------------
 Food Products--0.5%
 American Italian
 Pasta Co. 1                         80,600            3,485,950
-----------------------------------------------------------------
 Energy--5.6%
-----------------------------------------------------------------
 Energy Equipment & Services--3.7%
 Grant Prideco, Inc. 1              566,500            6,831,990
-----------------------------------------------------------------
 Key Energy
 Services, Inc. 1                   699,700            7,052,976
-----------------------------------------------------------------
 Patterson-UTI
 Energy, Inc. 1                     144,800            4,685,728
-----------------------------------------------------------------
 Rowan Cos., Inc. 1                 180,000            3,538,800
-----------------------------------------------------------------
 Unit Corp. 1                       155,900            3,163,211



8  |  OPPENHEIMER DISCOVERY FUND

                                                    Market Value
                                     Shares           See Note 1
-----------------------------------------------------------------
 Energy Equipment & Services Continued
 Varco
 International, Inc. 1              152,900      $     2,799,599
                                                 ----------------
                                                      28,072,304

-----------------------------------------------------------------
 Oil & Gas--1.9%
 Cabot Oil & Gas
 Corp., Cl. A                       119,800            2,875,200
-----------------------------------------------------------------
 Pioneer Natural
 Resources Co. 1                    185,000            4,643,500
-----------------------------------------------------------------
 Remington Oil &
 Gas Corp. 1                        139,200            2,370,576
-----------------------------------------------------------------
 Western Gas
 Resources, Inc.                    143,400            4,667,670
                                                 ----------------
                                                      14,556,946

-----------------------------------------------------------------
 Financials--9.8%
-----------------------------------------------------------------
 Banks--3.6%
 Brookline Bancorp, Inc.            315,200            3,946,304
-----------------------------------------------------------------
 Commerce
 Bancorp, Inc.                       40,000            1,589,600
-----------------------------------------------------------------
 First Community
 Bancorp                             83,300            2,408,286
-----------------------------------------------------------------
 First Niagara Financial
 Group, Inc.                        155,000            1,821,405
-----------------------------------------------------------------
 Independence
 Community
 Bank Corp.                         100,000            2,645,000
-----------------------------------------------------------------
 Indymac Mortgage
 Holdings, Inc.                     148,000            2,878,600
-----------------------------------------------------------------
 Provident Financial
 Services, Inc. 1                   336,600            5,321,646
-----------------------------------------------------------------
 UCBH Holdings, Inc.                 56,000            2,462,880
-----------------------------------------------------------------
 W. Holding Co., Inc.               242,850            4,458,726
                                                 ----------------
                                                      27,532,447

-----------------------------------------------------------------
 Diversified Financials--2.8%
 American Capital
 Strategies Ltd.                    251,600            5,635,840
-----------------------------------------------------------------
 Chicago Mercantile
 Exchange (The)                     126,600            6,095,790
-----------------------------------------------------------------
 Doral Financial Corp.              179,700            6,352,395
-----------------------------------------------------------------
 Providian Financial
 Corp. 1                            484,800            3,180,288
                                                 ----------------
                                                      21,264,313

                                                    Market Value
                                    Shares            See Note 1
-----------------------------------------------------------------
 Insurance--2.9%
 Arch Capital
 Group Ltd. 1                       229,400      $     7,787,901
-----------------------------------------------------------------
 Fidelity National
 Financial, Inc.                    117,327            4,006,717
-----------------------------------------------------------------
 Odyssey Re
 Holdings Corp.                     110,300            1,990,915
-----------------------------------------------------------------
 Partnerre Holdings
 Ltd.                                79,000            3,969,750
-----------------------------------------------------------------
 Philadelphia
 Consolidated
 Holding Co. 1                       21,400              770,400
-----------------------------------------------------------------
 Pxre Group Ltd.                    153,200            3,289,204
                                                 ----------------
                                                      21,814,887

-----------------------------------------------------------------
 Real Estate--0.5%
 RAIT Investment Trust              152,300            3,448,072
-----------------------------------------------------------------
 Health Care--19.0%
-----------------------------------------------------------------
 Biotechnology--3.2%
 Affymetrix, Inc. 1                 198,300            5,155,800
-----------------------------------------------------------------
 BioMarin
 Pharmaceutical, Inc. 1             490,100            5,562,635
-----------------------------------------------------------------
 Cell Genesys, Inc. 1                81,900              605,241
-----------------------------------------------------------------
 Gen-Probe, Inc. 1                  131,500            2,977,160
-----------------------------------------------------------------
 InterMune, Inc. 1                  160,700            3,447,015
-----------------------------------------------------------------
 Medicines Co. (The) 1              344,400            6,419,616
                                                 ----------------
                                                      24,167,467

-----------------------------------------------------------------
 Health Care Equipment & Supplies--6.6%
 Advanced
 Neuromodulation
 Systems, Inc. 1                    167,600            7,190,040
-----------------------------------------------------------------
 Biosite, Inc. 1                    120,000            4,609,200
-----------------------------------------------------------------
 Closure Medical
 Corp. 1                            220,200            2,849,388
-----------------------------------------------------------------
 Cytyc Corp. 1                      654,000            8,534,700
-----------------------------------------------------------------
 Hologic, Inc. 1                    333,900            2,875,213
-----------------------------------------------------------------
 Inamed Corp. 1                     155,100            5,547,927
-----------------------------------------------------------------
 Osteotech, Inc. 1                  605,900            3,774,757
-----------------------------------------------------------------
 Regeneration
 Technologies, Inc. 1               314,400            2,829,600
-----------------------------------------------------------------
 SonoSite, Inc. 1                   530,400            8,327,280
-----------------------------------------------------------------
 Zoll Medical Corp. 1                93,300            3,812,238
                                                 ----------------
                                                      50,350,343





9  |  OPPENHEIMER DISCOVERY FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued

                                                    Market Value
                                    Shares            See Note 1
-----------------------------------------------------------------
 Health Care Providers & Services--4.9%
 Accredo Health, Inc. 1             242,150      $     5,893,689
-----------------------------------------------------------------
 CTI Molecular
 Imaging, Inc. 1                    241,500            4,733,400
-----------------------------------------------------------------
 Curative Health
 Services, Inc. 1                   242,100            4,135,068
-----------------------------------------------------------------
 eResearch
 Technology, Inc. 1                 210,000            5,636,400
-----------------------------------------------------------------
 Omnicare, Inc.                     132,300            3,599,883
-----------------------------------------------------------------
 Triad Hospitals, Inc. 1            173,300            4,661,770
-----------------------------------------------------------------
 United Surgical Partners
 International, Inc. 1              268,500            4,964,565
-----------------------------------------------------------------
 WebMD Corp. 1                      367,800            3,317,556
                                                 ----------------
                                                      36,942,331

-----------------------------------------------------------------
 Pharmaceuticals--4.3%
 Alteon, Inc. 1                     518,100            2,036,133
-----------------------------------------------------------------
 DOV Pharmaceutical,
 Inc. 1,2                           486,000            2,974,320
-----------------------------------------------------------------
 Eon Labs, Inc. 1                   200,000            5,340,000
-----------------------------------------------------------------
 Inspire Pharmaceuticals,
 Inc. 1                             422,200            6,615,874
-----------------------------------------------------------------
 Pharmaceutical
 Resources, Inc. 1                  189,000            8,028,720
-----------------------------------------------------------------
 Taro Pharmaceutical
 Industries Ltd. 1                  201,800            7,724,904
                                                 ----------------
                                                      32,719,951

-----------------------------------------------------------------
 Industrials--11.6%
-----------------------------------------------------------------
 Aerospace & Defense--2.0%
 Aeroflex, Inc. 1                   431,000            2,439,460
-----------------------------------------------------------------
 Alliant Techsystems,
 Inc. 1                             114,600            6,189,546
-----------------------------------------------------------------
 World Fuel
 Services Corp.                     305,200            6,213,872
                                                 ----------------
                                                      14,842,878

-----------------------------------------------------------------
 Airlines--1.3%
 AirTran Holdings,
 Inc. 1                             537,800            3,619,394
-----------------------------------------------------------------
 Frontier Airlines,
 Inc. 1                             384,000            1,908,480
-----------------------------------------------------------------
 JetBlue Airways
 Corp. 1                            167,350            4,637,268
                                                 ----------------
                                                      10,165,142

                                                    Market Value
                                     Shares           See Note 1
-----------------------------------------------------------------
 Commercial Services & Supplies--5.5%
 Career Education
 Corp. 1                             98,700      $     4,828,404
-----------------------------------------------------------------
 Corinthian Colleges,
 Inc. 1                             173,600            6,857,200
-----------------------------------------------------------------
 Education
 Management Corp. 1                  80,000            3,181,600
-----------------------------------------------------------------
 FTI Consulting, Inc. 1             150,100            6,937,622
-----------------------------------------------------------------
 Iron Mountain, Inc. 1              353,050           13,504,163
-----------------------------------------------------------------
 Pegasus Solutions, Inc. 1          159,800            1,789,760
-----------------------------------------------------------------
 Stericycle, Inc. 1                 125,000            4,698,750
                                                 ----------------
                                                      41,797,499

-----------------------------------------------------------------
 Machinery--1.1%
 Chicago Bridge &
 Iron Co. NV                         78,600            1,276,464
-----------------------------------------------------------------
 Clarcor, Inc.                       73,300            2,653,460
-----------------------------------------------------------------
 Pall Corp.                         230,000            4,600,000
                                                 ----------------
                                                       8,529,924

-----------------------------------------------------------------
 Road & Rail--1.1%
 Hunt (J.B.) Transport
 Services, Inc. 1                   148,800            4,005,696
-----------------------------------------------------------------
 Knight Transportation,
 Inc. 1                              73,100            1,439,339
-----------------------------------------------------------------
 Roadway Corp.                       90,000            3,016,800
                                                 ----------------
                                                       8,461,835

-----------------------------------------------------------------
 Trading Companies & Distributors--0.6%
 MSC Industrial Direct
 Co., Inc., Cl. A 1                 266,600            4,262,934
-----------------------------------------------------------------
 Information Technology--20.0%
-----------------------------------------------------------------
 Communications Equipment--2.4%
 ADC
 Telecommunications,
 Inc. 1                           1,011,100            2,082,866
-----------------------------------------------------------------
 Emulex Corp. 1                     160,000            3,064,000
-----------------------------------------------------------------
 F5 Networks, Inc. 1                442,800            5,592,564
-----------------------------------------------------------------
 Harmonic, Inc. 1                   177,800              592,074
-----------------------------------------------------------------
 McDATA Corp.,
 Cl. B 1                            574,195            5,001,238
-----------------------------------------------------------------
 ViaSat, Inc. 1                     160,800            1,828,296
                                                 ----------------
                                                      18,161,038





10  |  OPPENHEIMER DISCOVERY FUND

                                                    Market Value
                                     Shares           See Note 1

-----------------------------------------------------------------
 Computers & Peripherals--1.3%
 Advanced Digital
 Information Corp. 1                466,500      $     3,214,185
-----------------------------------------------------------------
 Network Appliance,
 Inc. 1                             192,600            2,155,194
-----------------------------------------------------------------
 Pinnacle Systems, Inc. 1           430,400            4,480,464
                                                 ----------------
                                                       9,849,843

-----------------------------------------------------------------
 Electronic Equipment & Instruments--1.1%
 Cognex Corp. 1                     163,400            3,459,178
-----------------------------------------------------------------
 FLIR Systems, Inc. 1                69,400            3,290,254
-----------------------------------------------------------------
 OSI Systems, Inc. 1                112,700            1,781,787
                                                 ----------------
                                                       8,531,219

-----------------------------------------------------------------
 Internet Software & Services--2.8%
 ActivCard Corp. 1                  374,500            3,692,570
-----------------------------------------------------------------
 Hotels.com, Cl. A 1                 79,600            4,590,930
-----------------------------------------------------------------
 WebEx
 Communications, Inc. 1             880,500            9,104,370
-----------------------------------------------------------------
 webMethods, Inc. 1                 413,400            3,774,342
                                                 ----------------
                                                      21,162,212

-----------------------------------------------------------------
 IT Consulting & Services--0.7%
 Cognizant Technology
 Solutions Corp. 1                   60,000            4,041,000
-----------------------------------------------------------------
 Titan Corp. (The) 1                216,700            1,614,415
                                                 ----------------
                                                       5,655,415

-----------------------------------------------------------------
 Semiconductor Equipment & Products--4.0%
 Actel Corp. 1                      360,100            6,143,306
-----------------------------------------------------------------
 ASM International
 NV 1                                25,000              249,500
-----------------------------------------------------------------
 Cirrus Logic, Inc. 1             1,649,500            3,315,495
-----------------------------------------------------------------
 Cree, Inc. 1                       150,000            2,778,000
-----------------------------------------------------------------
 Microsemi Corp. 1                  385,200            4,217,940
-----------------------------------------------------------------
 Silicon Image, Inc. 1              855,500            3,404,890
-----------------------------------------------------------------
 Silicon Laboratories,
 Inc. 1                             111,700            2,920,955
-----------------------------------------------------------------
 Skyworks Solutions,
 Inc. 1                             679,600            4,233,908
-----------------------------------------------------------------
 Xicor, Inc. 1                      785,200            3,187,912
                                                 ----------------
                                                      30,451,906

                                                    Market Value
                                     Shares           See Note 1
-----------------------------------------------------------------
 Software--7.7%
 Amdocs Ltd. 1                      443,400      $     5,888,352
-----------------------------------------------------------------
 Autodesk, Inc.                     195,100            2,977,226
-----------------------------------------------------------------
 BARRA, Inc. 1                      103,700            3,078,853
-----------------------------------------------------------------
 BEA Systems, Inc. 1                576,500            5,874,535
-----------------------------------------------------------------
 Business Objects SA,
 Sponsored ADR 1                    176,300            2,882,505
-----------------------------------------------------------------
 Cognos, Inc. 1                     164,200            3,730,788
-----------------------------------------------------------------
 Documentum, Inc. 1                 211,900            2,780,128
-----------------------------------------------------------------
 Fair, Isaac, Inc.                   86,900            4,416,258
-----------------------------------------------------------------
 Informatica Corp. 1                579,300            3,736,485
-----------------------------------------------------------------
 Magma Design
 Automation, Inc. 1                  79,200              613,800
-----------------------------------------------------------------
 Mercury Interactive
 Corp. 1                            100,000            2,968,000
-----------------------------------------------------------------
 NetIQ Corp. 1                      175,000            1,953,000
-----------------------------------------------------------------
 RSA Security, Inc. 1               351,500            2,495,650
-----------------------------------------------------------------
 Symantec Corp. 1                   140,000            5,485,200
-----------------------------------------------------------------
 Take-Two Interactive
 Software, Inc. 1                   420,700            9,402,645
                                                 ----------------
                                                      58,283,425

-----------------------------------------------------------------
 Materials--2.2%
-----------------------------------------------------------------
 Chemicals--0.8%
 Airgas, Inc. 1                     225,800            4,179,558
-----------------------------------------------------------------
 MacDermid, Inc.                     91,800            1,877,310
                                                 ----------------
                                                       6,056,868

-----------------------------------------------------------------
 Containers & Packaging--1.4%
 Jarden Corp. 1                     123,400            3,208,400
-----------------------------------------------------------------
 Pactiv Corp. 1                     355,900            7,224,770
                                                 ----------------
                                                      10,433,170

-----------------------------------------------------------------
 Telecommunication Services--0.3%
-----------------------------------------------------------------
 Wireless Telecommunication Services--0.3%
 Nextel Partners,
 Inc., Cl. A 1                      466,000            2,348,640
-----------------------------------------------------------------
 Utilities--0.9%
-----------------------------------------------------------------
 Multi-Utilities--0.9%
 Questar Corp.                      230,300            6,809,971
                                                 ----------------
 Total Common Stocks
 (Cost $603,776,149)                                 664,411,376



11  |  OPPENHEIMER DISCOVERY FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued

                                                    Market Value
                                     Shares           See Note 1
-----------------------------------------------------------------
 Preferred Stocks--0.4%
 Candescent Technologies Corp.:
 $2.50 Cv.,
 Series D, Vtg. 1,2               1,200,000      $            --
 Sr. Exchangeable,
 Series E, Vtg. 1,2                 800,000                   --
 Sr. Exchangeable,
 Series F, Vtg. 1,2                 200,000                   --
-----------------------------------------------------------------
 XM Satellite Radio
 Holdings, Inc.,
 8.25% Cum. Cv.,
 Series B 3                         150,000            3,093,750
                                                 ----------------
 Total Preferred Stocks
 (Cost $12,300,600)                                    3,093,750

                                  Principal         Market Value
                                     Amount           See Note 1
-----------------------------------------------------------------
 Convertible Corporate Bonds and Notes--0.7%
 Advanced Energy Industries, Inc.,
 5.25% Cv. Unsec. Sub. Nts., 11/15/06
 (Cost $5,536,214)             $  6,271,000      $     5,001,122

-----------------------------------------------------------------
 Joint Repurchase Agreements--11.3% 4
 Undivided interest of 6.08% in joint
 repurchase agreement (Market Value
 $1,409,929,000) with PaineWebber, Inc.,
 1.33%, dated 3/31/03, to be repurchased
 at $85,714,167 on 4/1/03, collateralized
 by Federal National Mortgage Assn.,
 5.50%--7%, 9/1/17--4/1/33, with a
 value of $1,439,372,318
 (Cost $85,711,000)              85,711,000           85,711,000

-----------------------------------------------------------------
 Total Investments,
 at Value
 (Cost $707,323,963)                  100.0%         758,217,248
-----------------------------------------------------------------
 Other Assets Net
 of Liabilities                         0.0              332,919
                               ----------------------------------
 Net Assets                           100.0%     $   758,550,167
                               ==================================






Footnotes to Statement of Investments
1. Non-income producing security.
2. Identifies issues considered to be illiquid or restricted--See Note 8 of Notes to Financial Statements.
3. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 31, 2003. The aggregate fair value of securities of affiliated companies held by the Fund as of March 31, 2003 amounts to $3,093,750. Transactions during the period in which the issuer was an affiliate are as follows:

                                     Shares       Gross       Gross          Shares    Unrealized  Dividend  Realized
                         September 30, 2002   Additions  Reductions  March 31, 2003  Depreciation    Income      Gain
----------------------------------------------------------------------------------------------------------------------
Stocks and/or Warrants
1-800-FLOWERS.com, Inc.*          1,858,850      13,200     686,400       1,185,650      $     --  $     --  $561,676
XM Satellite Radio Holdings, Inc.,
8.25% Cum. Cv., Series B            150,000          --          --         150,000       306,850   358,089        --
                                                                                         -----------------------------
                                                                                         $306,850  $358,089  $561,676
                                                                                         =============================

*Not an affiliate as of March 31, 2003.

4. The Fund may have elements of risk due to concentrated investments. Such concentrations may subject the Fund to additional risks.

See accompanying Notes to Financial Statements.

12  |  OPPENHEIMER DISCOVERY FUND

STATEMENT OF ASSETS AND LIABILITIES  Unaudited

 March 31, 2003
--------------------------------------------------------------------------------
 Assets
 Investments, at value (including $85,711,000 in repurchase
 agreements)--see accompanying statement:
 Unaffiliated companies (cost $703,923,363)                      $  755,123,498
 Affiliated companies (cost $3,400,600)                               3,093,750
                                                                 ---------------
                                                                    758,217,248
--------------------------------------------------------------------------------
 Cash                                                                   445,437
--------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold                                                    26,381,443
 Shares of beneficial interest sold                                   2,019,096
 Interest and dividends                                                 219,773
 Other                                                                   61,610
                                                                 ---------------
 Total assets                                                       787,344,607

--------------------------------------------------------------------------------
 Liabilities
 Payables and other liabilities:
 Investments purchased                                               26,530,809
 Shares of beneficial interest redeemed                                 982,967
 Distribution and service plan fees                                     449,220
 Shareholder reports                                                    334,142
 Transfer and shareholder servicing agent fees                          225,324
 Trustees' compensation                                                 223,831
 Other                                                                   48,147
                                                                 ---------------
 Total liabilities                                                   28,794,440

--------------------------------------------------------------------------------
 Net Assets                                                      $  758,550,167
                                                                 ===============

--------------------------------------------------------------------------------
 Composition of Net Assets
 Par value of shares of beneficial interest                      $       26,947
--------------------------------------------------------------------------------
 Additional paid-in capital                                       1,192,150,866
--------------------------------------------------------------------------------
 Accumulated net investment loss                                     (3,605,650)
--------------------------------------------------------------------------------
 Accumulated net realized loss on investments and
  foreign currency transactions                                    (480,915,281)
--------------------------------------------------------------------------------
 Net unrealized appreciation on investments                          50,893,285
--------------------------------------------------------------------------------
 Net Assets                                                      $  758,550,167
                                                                 ===============




13  |  OPPENHEIMER DISCOVERY FUND

STATEMENT OF ASSETS AND LIABILITIES  Unaudited / Continued


--------------------------------------------------------------------------------
 Net Asset Value Per Share
 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $552,735,026 and 19,269,820 shares of beneficial interest outstanding)   $28.68
 Maximum offering price per share (net asset value plus sales charge of
 5.75% of offering price)                                                 $30.43
--------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $131,847,597 and 5,048,572 shares of beneficial interest
 outstanding)                                                             $26.12
--------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $33,659,983 and 1,262,719 shares of beneficial interest
 outstanding)                                                             $26.66
--------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,672,721 and 93,751 shares of beneficial interest
 outstanding)                                                             $28.51
--------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price per share (based on net assets of $37,634,840 and 1,272,397 shares of beneficial
 interest outstanding)                                                    $29.58



 See accompanying Notes to Financial Statements.




14  |  OPPENHEIMER DISCOVERY FUND

STATEMENT OF OPERATIONS  Unaudited

 For the Six Months Ended March 31, 2003
--------------------------------------------------------------------------------
 Investment Income
 Dividends:
 Unaffiliated companies (net of foreign
  withholding taxes of $12,819)                                   $   1,281,564
 Affiliated companies                                                   358,089
--------------------------------------------------------------------------------
 Interest                                                               991,768
                                                                    ------------
 Total investment income                                              2,631,421

--------------------------------------------------------------------------------
 Expenses
 Management fees                                                      2,844,171
--------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                710,905
 Class B                                                                735,197
 Class C                                                                175,990
 Class N                                                                  6,326
--------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                              1,048,950
 Class B                                                                428,165
 Class C                                                                105,573
 Class N                                                                  9,477
 Class Y                                                                 73,919
--------------------------------------------------------------------------------
 Shareholder reports                                                    410,226
--------------------------------------------------------------------------------
 Trustees' compensation                                                  24,471
--------------------------------------------------------------------------------
 Custodian fees and expenses                                              7,213
--------------------------------------------------------------------------------
 Other                                                                   56,204
                                                                    ------------
 Total expenses                                                       6,636,787
 Less reduction to custodian expenses                                    (3,320)
 Less voluntary waiver of transfer and shareholder
  servicing agent fees--Class A                                        (273,035)
 Less voluntary waiver of transfer and shareholder
  servicing agent fees--Class B                                        (245,251)
 Less voluntary waiver of transfer and shareholder
  servicing agent fees--Class C                                         (59,508)
 Less voluntary waiver of transfer and shareholder
  servicing agent fees--Class N                                          (5,257)
 Less voluntary waiver of transfer and shareholder
  servicing agent fees--Class Y                                         (27,872)
                                                                    ------------
 Net expenses                                                         6,022,544

--------------------------------------------------------------------------------
 Net Investment Loss                                                 (3,391,123)

--------------------------------------------------------------------------------
 Realized and Unrealized Gain (Loss)
 Net realized gain (loss) on:
   Unaffiliated companies (including premiums
   on options exercised)                                            (53,312,233)
   Affiliated companies                                                 561,676
 Closing of futures contracts                                           542,662
 Closing and expiration of option contracts written                  (6,010,152)
 Foreign currency transactions                                           35,973
                                                                    ------------
 Net realized loss                                                  (58,182,074)
--------------------------------------------------------------------------------
 Net change in unrealized appreciation on investments                73,592,314
                                                                    ------------
 Net realized and unrealized gain                                    15,410,240

--------------------------------------------------------------------------------
 Net Increase in Net Assets Resulting from Operations               $12,019,117
                                                                    ============
 See accompanying Notes to Financial Statements.


15  |  OPPENHEIMER DISCOVERY FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                            Six Months                   Year
                                                                 Ended                  Ended
                                                        March 31, 2003          September 30,
                                                           (Unaudited)                   2002
----------------------------------------------------------------------------------------------
 Operations
 Net investment loss                                      $ (3,391,123)        $   (9,796,757)
----------------------------------------------------------------------------------------------
 Net realized loss                                         (58,182,074)          (186,618,130)
----------------------------------------------------------------------------------------------
 Net change in unrealized appreciation                      73,592,314             62,195,263
                                                       ---------------------------------------
 Net increase (decrease) in net assets resulting
 from operations                                            12,019,117           (134,219,624)

----------------------------------------------------------------------------------------------
 Beneficial Interest Transactions
 Net increase (decrease) in net assets resulting
 from beneficial interest transactions:
 Class A                                                   (28,663,212)           (86,001,282)
 Class B                                                   (25,288,232)           (53,404,418)
 Class C                                                    (1,320,849)            (3,275,635)
 Class N                                                       424,344              2,694,654
 Class Y                                                    (1,474,635)            (5,721,956)

----------------------------------------------------------------------------------------------
 Net Assets
 Total decrease                                            (44,303,467)          (279,928,261)
----------------------------------------------------------------------------------------------
 Beginning of period                                       802,853,634          1,082,781,895
                                                       ---------------------------------------
 End of period [including accumulated
 net investment loss of $3,605,650
 and $214,527, respectively]                              $758,550,167         $  802,853,634
                                                       =======================================



 See accompanying Notes to Financial Statements.




16  |  OPPENHEIMER DISCOVERY FUND

FINANCIAL HIGHLIGHTS

                                                 Six Months                                                           Year
                                                      Ended                                                          Ended
                                             March 31, 2003                                                      Sept. 30,
 Class A                                        (Unaudited)       2002         2001           2000       1999         1998
------------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period                $28.24    $ 33.08      $ 66.77         $43.26     $40.12      $ 51.72
------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                   (.08)      (.22)        (.19)          (.32)      (.28)        (.26)
 Net realized and unrealized gain (loss)                .52      (4.62)      (20.66)         26.72       4.84       (10.37)
                                                   ---------------------------------------------------------------------------
 Total from investment operations                       .44      (4.84)      (20.85)         26.40       4.56       (10.63)
------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Distributions from net realized gain                    --         --       (12.84)         (2.89)     (1.42)        (.97)
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                      $28.68    $ 28.24      $ 33.08         $66.77     $43.26      $ 40.12
                                                   ===========================================================================

------------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1                    1.56%    (14.63)%     (37.01)%        62.15%     11.59%      (20.78)%

------------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)          $552,735   $572,843     $754,082     $1,286,298   $750,394   $  945,972
------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                 $587,719   $753,304     $988,717     $1,176,289   $875,057   $1,215,780
------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment loss                                  (0.68)%    (0.74)%      (0.31)%        (0.47)%    (0.69)%      (0.51)%
 Expenses                                              1.43%      1.45%        1.25%          1.15%      1.31%        1.18% 3
 Expenses, net of voluntary waiver of
 transfer agent fees and/or reduction to
 custodian expenses                                    1.34%      1.42%        1.25%          1.15%      1.31%        1.18%
------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                 74%       143%         155%           224%        73%          82%



1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

17  |  OPPENHEIMER DISCOVERY FUND

FINANCIAL HIGHLIGHTS  Continued

                                                 Six Months                                                           Year
                                                      Ended                                                          Ended
                                             March 31, 2003                                                      Sept. 30,
 Class B                                        (Unaudited)       2002         2001           2000       1999         1998
-----------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period                $25.81     $30.46      $ 62.99         $41.22     $38.58      $ 50.15
-----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                   (.55)      (.91)        (.29)          (.47)      (.85)        (.55)
 Net realized and unrealized gain (loss)                .86      (3.74)      (19.40)         25.13       4.91       (10.05)
                                                   --------------------------------------------------------------------------
 Total from investment operations                       .31      (4.65)      (19.69)         24.66       4.06       (10.60)
-----------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Distributions from net realized gain                    --         --       (12.84)         (2.89)     (1.42)        (.97)
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                      $26.12     $25.81      $ 30.46         $62.99     $41.22      $ 38.58
                                                   ==========================================================================

-----------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1                    1.20%    (15.27)%     (37.48)%        60.95%     10.73%      (21.37)%

-----------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)          $131,848   $154,657     $234,023       $423,689   $224,710     $265,687
-----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                 $147,318   $223,215     $315,607       $371,643   $257,146     $319,197
-----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment loss                                  (1.42)%    (1.50)%      (1.07)%        (1.22)%    (1.45)%      (1.27)%
 Expenses                                              2.41%      2.21%        2.01%          1.90%      2.07%        1.94% 3
 Expenses, net of voluntary waiver of
 transfer agent fees and/or reduction
 to custodian expenses                                 2.08%      2.18%        2.01%          1.90%      2.07%        1.94%
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                 74%       143%         155%           224%        73%          82%



1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

18  |  OPPENHEIMER DISCOVERY FUND

                                                 Six Months                                                           Year
                                                      Ended                                                          Ended
                                             March 31, 2003                                                      Sept. 30,
 Class C                                        (Unaudited)       2002         2001           2000       1999         1998
-----------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period                $26.34     $31.10      $ 64.00         $41.85     $39.15      $ 50.86
-----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                   (.25)      (.59)        (.24)          (.24)      (.85)        (.55)
 Net realized and unrealized gain (loss)                .57      (4.17)      (19.82)         25.28       4.97       (10.19)
                                                    -------------------------------------------------------------------------
 Total from investment operations                       .32      (4.76)      (20.06)         25.04       4.12       (10.74)
-----------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Distributions from net realized gain                    --         --       (12.84)         (2.89)     (1.42)        (.97)
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                      $26.66     $26.34      $ 31.10         $64.00     $41.85      $ 39.15
                                                    =========================================================================

-----------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1                    1.22%    (15.31)%     (37.47)%        60.95%     10.73%      (21.34)%

-----------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)           $33,660    $34,673      $44,404        $70,140    $27,413      $33,441
-----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                  $35,289    $45,655      $56,301        $55,205    $31,971      $40,501
-----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment loss                                  (1.44)%    (1.50)%      (1.07)%        (1.20)%    (1.45)%      (1.25)%
 Expenses                                              2.43%      2.21%        2.01%          1.90%      2.07%        1.92% 3
 Expenses, net of voluntary waiver of
 transfer agent fees and/or reduction
 to custodian expenses                                 2.09%      2.18%        2.01%          1.90%      2.07%        1.92%
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                 74%       143%         155%           224%        73%          82%



1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

19  |  OPPENHEIMER DISCOVERY FUND

FINANCIAL HIGHLIGHTS  Continued

                                                           Six Months                      Year
                                                                Ended                     Ended
                                                       March 31, 2003                 Sept. 30,
 Class N                                                  (Unaudited)           2002     2001 1
--------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period                          $28.11         $33.01     $39.11
--------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                             (.16)          (.30)      (.13)
 Net realized and unrealized gain (loss)                          .56          (4.60)     (5.97)
                                                               -----------------------------------
 Total from investment operations                                 .40          (4.90)     (6.10)
--------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Distributions from net realized gain                              --             --         --
--------------------------------------------------------------------------------------------------
 Net asset value, end of period                                $28.51         $28.11     $33.01
                                                               ===================================

--------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                              1.42%        (14.84)%   (15.60)%

--------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)                      $2,673         $2,236       $147
--------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                             $2,540         $1,786       $105
--------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment loss                                            (1.01)%        (0.97)%    (0.93)%
 Expenses                                                        2.08%          1.68%      1.55%
 Expenses, net of voluntary waiver of
 transfer agent fees and/or reduction
 to custodian expenses                                           1.66%          1.65%      1.55%
--------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                           74%           143%       155%



1. For the period from March 1, 2001 (inception of offering) to September 30, 2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

20  |  OPPENHEIMER DISCOVERY FUND

                                                 Six Months                                                           Year
                                                      Ended                                                          Ended
                                             March 31, 2003                                                      Sept. 30,
 Class Y                                        (Unaudited)       2002         2001           2000       1999         1998
-----------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period                $29.08     $33.96      $ 68.06         $43.92     $40.63      $ 52.17
-----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                   (.02)      (.06)        (.17)          (.30)      (.17)        (.09)
 Net realized and unrealized gain (loss)                .52      (4.82)      (21.09)         27.33       4.88       (10.48)
                                                    -------------------------------------------------------------------------
 Total from investment operations                       .50      (4.88)      (21.26)         27.03       4.71       (10.57)
-----------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Distributions from net realized gain                    --         --       (12.84)         (2.89)     (1.42)        (.97)
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                      $29.58     $29.08      $ 33.96         $68.06     $43.92      $ 40.63
                                                    =========================================================================

-----------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1                    1.72%    (14.37)%     (36.88)%        62.68%     11.82%      (20.47)%

-----------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)           $37,635    $38,444      $50,125        $87,131    $39,189      $39,664
-----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                  $39,227    $50,275      $64,264        $76,635    $40,649      $44,859
-----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment loss                                  (0.41)%    (0.43)%      (0.13)%        (0.11)%    (0.48)%      (0.15)%
 Expenses                                              1.21%      1.26%        1.14%          0.80%      1.11%        0.81% 3
 Expenses, net of voluntary waiver of
 transfer agent fees and/or reduction
 to custodian expenses                                 1.07%      1.11%        1.06%          0.80%      1.11%        0.81%
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                 74%       143%         155%           224%        73%          82%



1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

21  |  OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited
--------------------------------------------------------------------------------
 1. Significant Accounting Policies
 Oppenheimer Discovery Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
    The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.
    The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
 Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
 Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.


22  |  OPPENHEIMER DISCOVERY FUND

--------------------------------------------------------------------------------
 Joint Repurchase Agreements. The Fund, along with other affiliated funds of the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
 Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
 Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.
    As of March 31, 2003, the Fund had available for federal income tax purposes an estimated unused capital loss carryforward of $477,940,154. This estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased for losses deferred under tax accounting rules for the current fiscal year and is increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the period, the Fund used $0 of carryforward to offset capital gains realized.

 As of September 30, 2002, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

                                Expiring
                                --------------------------
                                2009          $ 12,201,695
                                2010           258,482,944
                                              ------------
                                Total         $270,684,639
                                              ============

--------------------------------------------------------------------------------
 Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended March 31, 2003, the Fund's projected benefit obligations were increased by $11,479 and payments of $11,707 were made to retired trustees, resulting in an accumulated liability of $216,455 as of March 31, 2003.
    The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is invested by the Fund in the fund(s) selected by the trustee.


23  |  OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued
--------------------------------------------------------------------------------
 1. Significant Accounting Policies Continued
 Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.
--------------------------------------------------------------------------------
 Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
 Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
    No distributions were paid during the six months ended March 31, 2003 and the year ended September 30, 2002.
--------------------------------------------------------------------------------
 Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
 Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
 Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
 2. Shares of Beneficial Interest
 The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

             Six Months Ended March 31, 2003      Year Ended September 30, 2002
                    Shares            Amount          Shares             Amount
--------------------------------------------------------------------------------
 Class A
 Sold            6,861,187     $ 204,501,665       6,967,008      $ 237,348,768
 Redeemed       (7,875,721)     (233,164,877)     (9,476,166)      (323,350,050)
                ----------------------------------------------------------------
 Net decrease   (1,014,534)    $ (28,663,212)     (2,509,158)     $ (86,001,282)
                ================================================================



24  |  OPPENHEIMER DISCOVERY FUND

--------------------------------------------------------------------------------
 2. Shares of Beneficial Interest Continued

                       Six Months Ended March 31, 2003              Year Ended September 30, 2002
                              Shares            Amount              Shares                 Amount
--------------------------------------------------------------------------------------------------
 Class B
 Sold                        435,548      $ 11,730,692           1,021,721           $ 33,164,124
 Redeemed                 (1,379,792)      (37,018,924)         (2,711,117)           (86,568,542)
                          ------------------------------------------------------------------------
 Net decrease               (944,244)     $(25,288,232)         (1,689,396)          $(53,404,418)
                          ========================================================================

--------------------------------------------------------------------------------------------------
 Class C
 Sold                        207,009      $  5,721,512             459,414           $ 15,342,665
 Redeemed                   (260,505)       (7,042,361)           (571,171)           (18,618,300)
                          ------------------------------------------------------------------------
 Net decrease                (53,496)     $ (1,320,849)           (111,757)          $ (3,275,635)
                          ========================================================================

--------------------------------------------------------------------------------------------------
 Class N
 Sold                         20,683      $    608,829              97,632           $  3,470,272
 Redeemed                     (6,469)         (184,485)            (22,533)              (775,618)
                          ------------------------------------------------------------------------
 Net increase                 14,214      $    424,344              75,099           $  2,694,654
                          ========================================================================

--------------------------------------------------------------------------------------------------
 Class Y
 Sold                        177,842      $  5,401,264             521,664           $ 19,281,459
 Redeemed                   (227,375)       (6,875,899)           (675,553)           (25,003,415)
                          ------------------------------------------------------------------------
 Net decrease                (49,533)     $ (1,474,635)           (153,889)          $ (5,721,956)
                          ========================================================================


--------------------------------------------------------------------------------
 3. Purchases and Sales of Securities
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended March 31, 2003, were $517,770,357 and $539,521,191, respectively.

--------------------------------------------------------------------------------
 4. Fees and Other Transactions with Affiliates
 Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $700 million, and 0.58% of average annual net assets in excess of $1.5 billion.
--------------------------------------------------------------------------------
 Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $19.75 per account fee.
    Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% of average annual net assets for all classes. This undertaking may be amended or withdrawn at any time.


25  |  OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued

--------------------------------------------------------------------------------
 4. Fees and Other Transactions with Affiliates Continued

 Distribution and Service Plan (12b-1) Fees. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                        Aggregate           Class A       Concessions      Concessions       Concessions      Concessions
                        Front-End         Front-End        on Class A       on Class B        on Class C       on Class N
                    Sales Charges     Sales Charges            Shares           Shares            Shares           Shares
 Six Months            on Class A       Retained by       Advanced by      Advanced by       Advanced by      Advanced by
 Ended                     Shares       Distributor     Distributor 1    Distributor 1     Distributor 1    Distributor 1
------------------------------------------------------------------------------------------------------------------------------------
 March 31, 2003          $370,673           $86,588           $37,222         $301,767           $31,760           $4,017

1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.


                                           Class A            Class B          Class C             Class N
                                        Contingent         Contingent       Contingent          Contingent
                                          Deferred           Deferred         Deferred            Deferred
                                     Sales Charges      Sales Charges    Sales Charges       Sales Charges
                                       Retained by        Retained by      Retained by         Retained by
 Six Months Ended                      Distributor        Distributor      Distributor         Distributor
----------------------------------------------------------------------------------------------------------
 March 31, 2003                             $6,000           $351,934           $3,736                $934


--------------------------------------------------------------------------------
 Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the six months ended March 31, 2003, payments under the Class A Plan totaled $710,905, all of which were paid by the Distributor to recipients, and included $51,669 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
 Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

 Distribution fees paid to the Distributor for the six months ended March 31, 2003, were as follows:

                                                                                       Distributor's
                                                                 Distributor's             Aggregate
                                                                     Aggregate          Unreimbursed
                                                                  Unreimbursed         Expenses as %
                       Total Payments      Amount Retained            Expenses         of Net Assets
                           Under Plan       by Distributor          Under Plan              of Class
-----------------------------------------------------------------------------------------------------
 Class B Plan                $735,197             $561,503          $5,623,551                  4.27%
 Class C Plan                 175,990               39,494           1,032,948                  3.07
 Class N Plan                   6,326                5,185              33,446                  1.25


26  |  OPPENHEIMER DISCOVERY FUND

--------------------------------------------------------------------------------
 5. Foreign Currency Contracts
 A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
    The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.
    The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.
--------------------------------------------------------------------------------
 6. Futures Contracts
 A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.
    The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.
    Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
    Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of Operations as closing and expiration of futures contracts.
    Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.


27  |  OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued

--------------------------------------------------------------------------------
 7. Option Activity
 The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
    The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
    Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
    Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.
    The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

 Written option activity for the six months ended March 31, 2003 was as follows:

                                                           Call Options
                                    -----------------------------------
                                        Number of             Amount of
                                        Contracts              Premiums
-----------------------------------------------------------------------
 Options outstanding as of
 September 30, 2002                            --            $       --
 Options written                           68,616             1,070,992
 Options closed or expired                (35,483)             (545,939)
 Options exercised                        (33,133)             (525,053)
                                         ------------------------------
 Options outstanding as of
 March 31, 2003                                --            $       --
                                         ==============================



28  |  OPPENHEIMER DISCOVERY FUND

--------------------------------------------------------------------------------
 8. Illiquid or Restricted Securities
 As of March 31, 2003, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of March 31, 2003 was $2,974,320, which represents 0.39% of the Fund's net assets, all of which is considered restricted. Information concerning restricted securities is as follows:

                                          Acquisition                       Valuation as of         Unrealized
 Security                                       Dates               Cost     March 31, 2003       Depreciation
--------------------------------------------------------------------------------------------------------------
 Stocks and/or Warrants
 Candescent Technologies
 Corp., $2.50 Cv., Series D, Vtg.             3/31/95         $3,000,000         $       --         $3,000,000
 Candescent Technologies
 Corp., Sr. Exchangeable,
 Series E, Vtg.                               4/24/96          4,400,000                 --          4,400,000
 Candescent Technologies
 Corp., Sr. Exchangeable,
 Series F, Vtg.                               6/11/97          1,500,000                 --          1,500,000
 DOV Pharmaceutical, Inc.                     8/30/01          3,000,000          2,974,320             25,680


--------------------------------------------------------------------------------
 9. Borrowing and Lending Arrangements
 Bank Borrowings. The Fund has the ability to borrow from banks for temporary or emergency purposes. Asset coverage for borrowings must be at least 300%. The Fund and other Oppenheimer funds participated in a $400 million unsecured line of credit from a bank, for liquidity purposes. Under that line of credit, each fund was charged interest on its borrowings at a rate equal to the Federal Funds rate plus 0.45%. The Fund paid a commitment fee on its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum. The credit facility was terminated on November 12, 2002, when the Fund entered into the interfund borrowing and lending arrangements described below.
    The Fund had no outstanding borrowings under the credit facility through November 12, 2002.


29  |  OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued

--------------------------------------------------------------------------------
 9. Borrowing and Lending Arrangements Continued
 Interfund Borrowing and Lending Arrangements. Commencing November 12, 2002, the Fund entered into an "interfund borrowing and lending arrangement" with other funds in the Oppenheimer funds complex, to allow funds to borrow for liquidity purposes. The arrangement was initiated pursuant to exemptive relief granted by the Securities and Exchange Commission to allow these affiliated funds to lend money to, and borrow money from, each other, in an attempt to reduce borrowing costs below those of bank loan facilities. Under the arrangement the Fund may lend money to other Oppenheimer funds and may borrow from other Oppenheimer funds at a rate set by the Fund's Board of Trustees, based upon a recommendation by the investment manager. The Fund's borrowings, if any, are subject to asset coverage requirements under the Investment Company Act and the provisions of the SEC order and other applicable regulations. If the Fund borrows money, there is a risk that the loan could be called on one day's notice, in which case the Fund might have to borrow from a bank at higher rates if a loan were not available from another Oppenheimer fund. If the Fund lends money to another fund, it will be subject to the risk that the other fund might not repay the loan in a timely manner, or at all.
    The Fund had no interfund borrowings or loans outstanding during the six months ended or at March 31, 2003.


30  |  OPPENHEIMER DISCOVERY FUND

OPPENHEIMER DISCOVERY FUND

--------------------------------------------------------------------------------
 Trustees and Officers              Clayton K. Yeutter, Chairman and Trustee
                                    Donald W. Spiro, Vice Chairman and Trustee
                                    John V. Murphy, President and Trustee
                                    Robert G. Galli, Trustee
                                    Phillip A. Griffiths, Trustee
                                    Benjamin Lipstein, Trustee
                                    Joel W. Motley, Trustee
                                    Elizabeth B. Moynihan, Trustee
                                    Kenneth A. Randall, Trustee
                                    Edward V. Regan, Trustee
                                    Russell S. Reynolds, Jr., Trustee
                                    Laura Granger, Vice President
                                    Robert G. Zack, Secretary
                                    Brian W. Wixted, Treasurer

--------------------------------------------------------------------------------
 Investment Advisor                 OppenheimerFunds, Inc.

--------------------------------------------------------------------------------
 Distributor                        OppenheimerFunds Distributor, Inc.

--------------------------------------------------------------------------------
 Transfer and Shareholder           OppenheimerFunds Services
 Servicing Agent

--------------------------------------------------------------------------------
 Independent Auditors               KPMG LLP

--------------------------------------------------------------------------------
 Legal Counsel                      Mayer Brown Rowe & Maw

                                    The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.


                                    (C)Copyright 2003 OppenheimerFunds, Inc.
                                    All rights reserved.

31  |  OPPENHEIMER DISCOVERY FUND

OPPENHEIMERFUNDS FAMILY

------------------------------------------------------------------------------------------------------------
 Global Equity        Developing Markets Fund                          Global Fund
                      International Small Company Fund                 Quest Global Value Fund, Inc.
                      International Growth Fund                        Global Opportunities Fund 1
------------------------------------------------------------------------------------------------------------
 Equity               Stock                                            Stock & Bond
                      Emerging Technologies Fund                       Quest Opportunity Value Fund
                      Emerging Growth Fund                             Total Return Fund, Inc.
                      Enterprise Fund                                  Quest Balanced Value Fund
                      Discovery Fund                                   Capital Income Fund
                      Main Street Small Cap Fund(R)                    Multiple Strategies Fund
                      Small Cap Value Fund                             Disciplined Allocation Fund
                      MidCap Fund                                      Convertible Securities Fund
                      Main Street Opportunity Fund(R)                  Specialty
                      Growth Fund                                      Real Asset Fund(R)
                      Capital Appreciation Fund                        Gold & Special Minerals Fund
                      Main Street Fund(R) 2                            Tremont Market Neutral Fund, LLC 3
                      Value Fund                                       Tremont Opportunity Fund, LLC 3
                      Quest Capital Value Fund, Inc.
                      Quest Value Fund, Inc.
                      Trinity Large Cap Growth Fund
                      Trinity Core Fund
                      Trinity Value Fund
------------------------------------------------------------------------------------------------------------
 Income               Taxable                                          Rochester Division
                      International Bond Fund                          California Municipal Fund 5
                      High Yield Fund                                  New Jersey Municipal Fund 5
                      Champion Income Fund                             AMT-Free New York Municipals 5,6
                      Strategic Income Fund                            Municipal Bond Fund
                      Bond Fund                                        Limited Term Municipal Fund
                      Total Return Bond Fund                           Rochester National Municipals
                      Senior Floating Rate Fund                        Rochester Fund Municipals
                      U.S. Government Trust                            Limited Term New York Municipal Fund
                      Limited-Term Government Fund                     Pennsylvania Municipal Fund 5
                      Capital Preservation Fund 4
------------------------------------------------------------------------------------------------------------
 Select Managers      Stock                                            Stock & Bond
                      Mercury Advisors Focus Growth Fund               QM Active Balanced Fund 4
                      Gartmore Millennium Growth Fund II
                      Jennison Growth Fund
                      Salomon Brothers All Cap Fund
                      Mercury Advisors S&P 500(R) Index Fund 4
------------------------------------------------------------------------------------------------------------
 Money Market 7       Money Market Fund, Inc.                          Cash Reserves

1. The Fund's name changed from Oppenheimer Global Growth & Income Fund on
6/1/03.
2. The Fund's name changed from Oppenheimer Main Street Growth & Income
Fund(R) on 4/30/03.
3. Special investor qualification and minimum investment requirements apply. See the prospectus for details.
4. Available only through qualified retirement plans.
5. Available to investors only in certain states.
6. The Fund's name changed from Oppenheimer New York Municipal Fund on 1/22/03.
7. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

32  |  OPPENHEIMER DISCOVERY FUND

1.800.CALL OPP PHONELINK

Call 1.800.CALL OPP (1.800.225.5677) for answers to many of your questions. Our automated speech recognition system provides you access to all the information and services you need.

With PhoneLink you can:

   o Obtain account balances, share price (NAV) and dividends paid

   o Verify your most recent transactions

   o Buy, redeem or exchange mutual fund shares

   o Create custom lists of your accounts, funds or market indices

   o Order duplicate statements or Form 1099 DIV

   o Obtain market data (closing market information for Dow Jones Industrial Average, Nasdaq Composite and S&P 500 Index)

   o Speak to a Customer Service Representative 1 by saying "Agent" when prompted

   o And more!


Quick list of PhoneLink commands

Say                                               To:

[Account # or Social Security # + PIN]            Get dollar and share balances, NAVs, transaction history or request transactions

[Fund name, share class]                          Get current price/dividend information

Balance                                           Hear your balance/list of accounts

History                                           Hear your most recent transactions

Purchase or buy                                   Buy shares

Exchange                                          Exchange shares

Liquidation or redemption                         Sell shares

Dow Jones or Market Indices                       Hear closing market information
                                                  (Dow Jones Industrial Average, Nasdaq Composite and S&P 500)

Custom list                                       Create, play or edit custom list of your accounts, funds or market indices


1. You may speak to a Customer Service Representative during normal business hours.

33  |  OPPENHEIMER DISCOVERY FUND

INFORMATION AND SERVICES

[GRAPHIC]
eDocs Direct

Get This Report Online!
You can quickly view, download and print this report at your convenience. It's EASY, FAST, CONVENIENT, and FREE! With OppenheimerFunds eDocs Direct, you'll receive email notification when shareholder reports, prospectuses or prospectus supplements for your fund(s) become available online, instead of receiving them through the mail. You'll cut down on paper mail and help reduce fund expenses!

Sign up for eDocs Direct today at
www.oppenheimerfunds.com

Internet
24-hr access to account information and transactions 1
www.oppenheimerfunds.com
--------------------------------------------------------------------------------
PhoneLink 1 and General Information 24-hr automated information and automated transactions Representatives also available Mon-Fri 8am-9pm ET
Sat (January-April) 10am-4pm ET
1.800.CALL OPP (1.800.225.5677)
--------------------------------------------------------------------------------
Written Correspondence and Transaction Requests
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270

For Overnight Delivery
OppenheimerFunds Services
10200 East Girard Avenue, Building D
Denver, CO 80231
--------------------------------------------------------------------------------
Ticker Symbols
Class A: OPOCX  Class B: ODIBX  Class C: ODICX  Class N: ODINX  Class Y: ODIYX


1. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.


[LOGO] OppenheimerFunds(R) Distributor, Inc.

RS0500.001.0303   May 30, 2003